Exhibit 10.37

OFFICE OF THE COMMISSIONER OF INSURANCE (OCI)    STATE OF WISCONSIN
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In the Matter of    STIPULATION AND ORDER
Ambac Assurance Corporation,

Respondent.    Case No. 17-C42069
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Amendment 1
The Respondent, Ambac Financial Group Inc., and the Commissioner do agree and stipulate to adding the following amended terms and conditions to the stipulation and order entered on January 23, 2018:

(1)
The Respondent and Ambac Financial Group Inc. will follow the requirements that applied under Section 3.01 of the Cooperation Agreement dated as of March 24, 2010, as amended, and the terms of Section 3.01 are hereby incorporated into this stipulation and order by reference.

(2)	All other terms and conditions of the January 23, 2018 order remain in effect.

_________________          /s/ Claude Le Blanc
Date    Claude LeBlanc
President and Chief Executive Officer
Ambac Assurance Corporation and Ambac Financial Group, Inc.

___________________          /s/ Cari Lee
Date        Cari Lee
Division Administrator
Division of Regulation and Enforcement

ORDER

NOW, THEREFORE, based upon consideration of the Stipulation in this matter, I hereby order under ss. 601.41(4)(a), 623.11, and ch. 617, Wis. Stat., and s. Ins 51.80 (7), Wis. Adm. Code:

(1) The Respondent and Ambac Financial Group, Inc. shall comply with all agreements made in this Amended Stipulation and Order.

Dated at Madison, Wisconsin, this     day of                    .

Theodore K. Nickel
Commissioner of Insurance